UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 6, 2017

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 West Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01  Entry into a Material Definitive Agreement.

The information provided under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference to the extent applicable.

Item 1.02  Termination of a Material Definitive Agreement.

The information provided under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference to the extent applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 6, 2017, Overstock.com, Inc., a Delaware corporation (“Overstock”), and its wholly owned subsidiary O.Com Land LLC, a Utah limited liability company (“O.Com Land”):

(a)           borrowed $40 million (the “New Loan”) from PCL L.L.C., a Utah limited liability company directly or indirectly wholly owned by relatives of Overstock’s Chief Executive Officer Patrick Byrne as more fully described below,

(b)           repaid the entire outstanding indebtedness (approximately $45 million principal amount) under their syndicated senior secured credit facility with U.S. Bank National Association ( “U.S. Bank”) and Compass Bank (collectively, the “Banks”),

(c)           terminated all or substantially all of their obligations under the Loan Agreement dated as of October 24, 2014  by and between Overstock, O.Com Land and the Banks, as amended to date (the “Prior Loan Agreement”) and the collateral and other agreements relating to the Prior Loan Agreement, all as more fully described below,

(d)           terminated the ISDA Master Agreements and Schedules they had entered into with U.S. Bank and Compass Bank, respectively, in connection with the Prior Loan Agreement and paid all amounts due thereunder, and

(e)           terminated the Master Lease Agreement dated as of November 6, 2015 and the related Financial Covenants Rider and all related schedules, all as amended to date (collectively, the Master Lease Agreement”) to which Overstock and U.S. Bank Equipment Finance, a division of U.S. Bank National Association, were parties, and paid all amounts due thereunder.

The material agreements entered into, and the material agreements terminated, are identified more specifically below in this Form 8-K.

The parties to the agreements governing the New Loan are Overstock and O.Com Land, as borrowers, mortgagor and/or guarantor, and PCL L.L.C., a Utah limited liability company (“PCL”), as the lender.  PCL is directly or indirectly wholly owned by John Byrne, who is the brother of Patrick Byrne, and Dorothy Byrne, who is the mother of Patrick Byrne and John Byrne.

John Byrne is the beneficial owner of 520,531 shares of Overstock common stock.  Dorothy Byrne is not the beneficial owner of any shares of Overstock common stock. Robert Snyder and Daniel Mosle, as co-trustees of certain trusts created by Dorothy Byrne and/or the late Jack Byrne, filed a Schedule 13G with the Securities and Exchange Commission on February 2, 2017 reporting beneficial ownership of an aggregate of 1,694,425 shares of Overstock common stock (approximately 6.8% of the outstanding shares) as of December 31, 2016.  Overstock believes that such trustees are the beneficial owners of substantially the same number of shares on the date of this filing.

Patrick Byrne is Overstock’s Chief Executive Officer and is a member of Overstock’s Board of Directors.  He is the beneficial owner of 6,612,122 shares of Overstock common stock (approximately 26.4% of the outstanding shares).

He is also the beneficial owner of 63,775 shares of Overstock’s Blockchain Voting Series A Preferred Stock (approximately 50% of the outstanding Blockchain Voting Series A Preferred Stock), which he purchased from Overstock for $1,000,000 in a rights offering in December 2016.  He is the largest stockholder of Overstock.  In connection with Dr. Byrne’s purchase of the shares of Blockchain Voting Series A Preferred Stock, Overstock entered into a registration rights agreement with Dr. Byrne for his benefit and the benefit of any other affiliates of Overstock who acquired shares of the Blockchain Voting Series A Preferred Stock or the Voting Series B Preferred Stock we issued in December 2016, and that registration rights agreement remains in effect.

Dr. Byrne also owns 100% of the equity interest in and controls Haverford Valley, L.C. and certain affiliated entities which make travel arrangements for Overstock executives and pay the travel-related expenses incurred by the executives on Overstock’s business. In 2016, the amount Overstock reimbursed Haverford Valley, L.C. for these expenses was $703,159. Although the amount of these reimbursements in 2017 is unknown, the amount will exceed $120,000. The amounts Overstock pays to Haverford Valley, L.C. as reimbursement of air travel expenses are at estimated commercially available airline rates. The other amounts Overstock reimburses to Haverford Valley, L.C. are reimbursed at actual cost.

The New Loan is governed by a Loan Agreement dated November 6, 2017 (the “Loan Agreement”) and evidenced by a Promissory Note in the principal amount of $40 million dated November 6, 2017 made by O.Com Land (the “Promissory Note”).  Overstock may pre-pay the entire amount of the New Loan at any time without penalty or premium.  The New Loan is secured by a Deed of Trust, Assignment of Rents, Assignment of Leases, Security Agreement and Fixture Filing dated November 6, 2017 made by O.Com Land (the “Deed of Trust”) on Overstock’s corporate headquarters, the land on which the headquarters are located, all fixtures and certain personal property related to the corporate headquarters building (the “Property”).  The New Loan is guaranteed by Overstock pursuant to a Guaranty of Overstock.com, Inc. dated November 6, 2017 (the “Guaranty”). In connection with the New Loan, O.Com Land entered into an Environmental Indemnity Agreement dated November 6, 2017 for the benefit of PCL pursuant to which O.Com Land agreed to operate the Property in accordance with all applicable environmental laws, agreed not to allow hazardous materials on the Property, subject to exceptions in compliance with applicable regulations, agreed to various other matters regarding environmental matters, and indemnified PCL against liability for environmental claims (the “Environmental Indemnity Agreement”). O.Com Land, Overstock and PCL also entered into a Lease Subordination Agreement dated November 6, 2017 (the “Subordination Agreement”), pursuant to which Overstock subordinated its interest as the lessee of the Property, which is owned by O.Com Land, to PCL’s possible fee ownership if PCL were to acquire title to the Property as a result of a default on the New Loan.  The New Loan bears interest at 8.0% annually, with a default rate of 18% annually.  The New Loan is for a term of 18 months, with all principal and any then unpaid interest due on May 1, 2019 (subject to mandatory prepayment in the event of a sale of the headquarters building or of Overstock or all or substantially all of its assets, or certain other significant events, as described below).  Interest is payable monthly, with the first interest payment due December 1, 2017.  Overstock paid PCL an origination fee of 1% ($400,000) in connection with the extension of the New Loan.

The Loan Agreement and the Deed of Trust and other agreements relating to the New Loan include a number of affirmative and negative covenants and various matters that would require prepayment of the New Loan and/or constitute a default under the Loan Agreement and/or the Deed of Trust, including provisions regarding the following matters that would (i) require prepayment of the New Loan, (ii) violate the covenants, and/or (iii) constitute an Event of Default: Overstock merges with or acquires or consolidates with any other entity, Overstock changes ownership, changes its name or effectuates a material changes in its, or its affiliate’s capital structure, Overstock engages in any business activities substantially different from those in which it is now engaged, the decision making and control of O.Com Land and/or Overstock change in any material respect after the date of the Loan Agreement, the diminution in Patrick Byrne’s ownership of Overstock, the loss of management control of Overstock by Patrick Byrne, and/or Overstock, or any of its affiliates, shall materially change its/their ownership and/or equity structure.  Additional affirmative and negative covenants and various matters that would require prepayment of the New Loan and/or constitute a default under the Loan Agreement and/or the Deed of Trust include O.Com Land’s sale, conveyance or alienation of the Property or any part of it or any interest in it, whether voluntary or involuntary, any further encumbrance of the Property, and withdrawal of O.Com Land’s manager.

In connection with the New Loan, Overstock and/or O.Com Land executed and delivered, among other agreements, instruments and other documents:

the Loan Agreement,

the Promissory Note,

the Deed of Trust,

the Guaranty,

the Environmental Indemnity Agreement, and

the Subordination Agreement.

Copies of each of the foregoing are filed herewith as material contracts and incorporated herein by reference. The foregoing descriptions of the New Loan and of such material contracts are not complete and are qualified in their entirety by reference to the full text of the relevant documents filed herewith and incorporated herein by reference as described above.

In connection with the termination of their material obligations under the Prior Loan Agreement, Overstock and O.Com Land repaid all of their indebtedness relating to the Prior Loan Agreement and obtained releases of all liens and security interests previously granted to the Banks in connection with the Prior Loan Agreement,   and the other parties to the relevant agreements repaid all of their indebtedness and/or cancelled their material obligations under the following agreements, instruments and other documents, and obtained a release of all of the liens and security interests previously granted to U.S. Bank under the following agreements, each of which was previously filed as a material contract, each as amended to date:

The Prior Loan Agreement;

Revolving Note dated October 24, 2014 made by Overstock to U.S. Bank pursuant to the Prior Loan Agreement;

Revolving Note dated October 24, 2014 made by Overstock to Compass Bank pursuant to the Prior Loan Agreement;

Swing Line Note dated October 24, 2014 made by Overstock to U.S. Bank pursuant to the Prior Loan Agreement;

Term Note dated January 1, 2017 made by O.com Land to U.S. Bank pursuant to the Prior Loan Agreement;

Term Note dated January 1, 2017 made by O.com Land to Compass Bank pursuant to the Prior Loan Agreement;

Security Agreement dated October 24, 2014 between Overstock and U.S. Bank, as Administrative Bank under the Prior Loan Agreement;

Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated October 24, 2014, made by O.com Land to First American Title Insurance Company, as trustee, and U.S. Bank, as Administrative Bank under the Prior Loan Agreement;

Assignment of Construction and Development Documents dated October 24, 2014, made by O.com Land in favor of U.S. Bank, as Administrative Bank under the Prior Loan Agreement;

Assignment of Project Management Agreement dated October 24, 2014, made by O.com Land to U.S. Bank, as Administrative Bank under the Prior Loan Agreement;

Repayment and Completion Guaranty dated October 24, 2014, made by Overstock in favor of U.S. Bank, as Administrative Bank under the Prior Loan Agreement.

In accordance with the terms of certain of the foregoing agreements, certain contingent liabilities under the foregoing agreements survive the repayment of the indebtedness and termination of the loan commitments.

On November 6, 2017, Overstock and O.Com Land also terminated the ISDA Master Agreement and Schedule dated as of August 26, 2014 between U.S. Bank and O.com Land; the ISDA Master Agreement and Schedule dated as of October 23, 2014 between Compass Bank and O.com Land; and the Unlimited Continuing Guaranty (Swap Transactions) dated as of October 22, 2014 made by Overstock to U.S. Bank, and paid all amounts due thereunder (approximately $1.5 million).

On November 6, 2017 Overstock also terminated the Master Lease Agreement dated as of November 6, 2015 and the related Financial Covenants Rider and all related schedules, all as amended to date (collectively, the Master Lease Agreement”) to which Overstock and U.S. Bank Equipment Finance, a division of U.S. Bank National Association, were parties, and paid all amounts due thereunder (approximately $12.5 million).

Overstock and U.S. Bank and its affiliates have had and continue to have a number of commercial banking and related relationships, for which Overstock pays U.S. Bank customary fees and expenses.  Overstock continues to have a credit agreement with U.S. Bank pursuant to which U.S. Bank issues letters of credit at Overstock’s request from time to time. Overstock also has $5 million commercial purchasing card arrangement with U.S. Bank.  Overstock expects to continue to have commercial banking relationships with U.S. Bank and/or its affiliates in the future.

Item 3.03 Material Modifications to Rights of Security Holders.

(b)           The information provided under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference to the extent applicable.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed with this report:

10.1                              Loan Agreement dated November 6, 2017 among O.Com Land, as Borrower,  Overstock as Guarantor, and PCL as Lender

10.2                              Promissory Note dated November 6, 2017 made by O.Com Land and payable to the order of PCL

10.3                              Deed of Trust, Assignment of Rents, Assignment of Leases, Security Agreement and Fixture Filing dated November 6, 2017 made by O.Com Land for the benefit of PCL

10.4                              Guaranty of Overstock.com, Inc. dated November 6, 2017 for the benefit of PCL

10.5                              Environmental Indemnity Agreement made by O.Com Land dated November 6, 2017 for the benefit of PCL

10.6                              Lease Subordination Agreement dated November 6, 2017 among O.Com Land, Overstock and PCL

Special Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact, and include the risk that contingent liabilities under the Prior Loan Agreement or agreements related to the Prior Loan Agreement survive our repayment of the indebtedness and termination of the loan commitments thereunder and become actual liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	November 8, 2017